Exhibit 99.3 - Joint Filers’ Signatures

WARBURG PINCUS LLC By: /s/ Scott A. Arenare Name: Scott A. Arenare Title: Managing Director	Dated: July 30, 2009

WARBURG PINCUS PARTNERS, LLC By: Warburg Pincus & Co., its Managing Member By: /s/ Scott A. Arenare Name: Scott A. Arenare Title: Partner	Dated: July 30, 2009

WARBURG PINCUS X, LLC By: Warburg Pincus Partners, LLC, its Sole Member By: Warburg Pincus & Co., its Managing Member By: /s/ Scott A. Arenare Name: Scott A. Arenare Title: Partner	Dated: July 30, 2009

WARBURG PINCUS X, L.P.

By:  Warburg Pincus X LLC,
        its General Partner

By: Warburg Pincus Partners, LLC,
        its Sole Member

By: Warburg Pincus & Co.,
        its Managing Member

By: /s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Member

Dated: July 30, 2009

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By:  Warburg Pincus X L.P.,
        its General Partner

By:  Warburg Pincus X LLC,
        its General Partner

By: Warburg Pincus Partners, LLC,
        its Sole Member

By: Warburg Pincus & Co.,
        its Managing Member

By: /s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: July 30, 2009

WARBURG PINCUS X PARTNERS, L.P.

By:  Warburg Pincus X L.P.,
        its General Partner

By:  Warburg Pincus X LLC,
        its General Partner

By: Warburg Pincus Partners, LLC,
        its Sole Member

By: Warburg Pincus & Co.,
        its Managing Member

By: /s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: July 30, 2009

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By:  Warburg Pincus Partners, LLC,
        its General Partner

 By:  Warburg Pincus & Co.,
         its Managing Member

By: /s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: July 30, 2009

By: s/ Scott A. Arenare Name: William H. Janeway By: Scott A. Arenare, Attorney-in-Fact*	Dated: July 30, 2009

By: s/ Scott A. Arenare Name: Patrick T. Hackett By: Scott A. Arenare, Attorney-in-Fact	Dated: July 30, 2009

* Power of Attorney given by Mr. Janeway was previously filed with the SEC on May 22, 2008 as an exhibit to a Form 4 filed by Warburg Pincus Private Equity VIII L.P. with respect to Nuance Communications, Inc.